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                                                                    EXHIBIT 99.2


            Exhibit 'A' to Final Order Approving Pro Tanto Settlement
                            dated 31st January, 2005

                                State of Alabama
                       Judicial Department - Circuit Court
                  Forty-First Judicial Circuit - Blount County



                          CIVIL ACTION NO. CV - 00- 268

M. LEWIS BENSON, ET AL.
                                                                      PLAINTIFFS
VS.

COMMUNITY BANCSHARES, INC., ET AL.
                                                                      DEFENDANTS

                                       AND

                          CIVIL ACTION NO. CV -- 03-319

JOHN M. PACKARD, JR., ET AL.
                                                                      PLAINTIFFS
VS.

SHEFFIELD ELECTRICAL CONTRACTORS, INC., ET AL.
                                                                      DEFENDANTS

                         Pro Tanto Settlement Agreement


         The parties principally involved in these lawsuits have reached an agreement -- contingent upon its approval by the Circuit Court of Blount County, Alabama after all appropriate notices, and upon its not being altered (except as hereafter appears) in any appellate proceeding -- to settle, pro tanto, these lawsuits.

         This is a statement of the terms of that agreement.

         1) This agreement cannot be construed or represented as an admission or other evidence of liability.


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         2)       The defendants making this settlement are all of the
individual defendants in this case (known hereinafter as the "Director Defendants") except for Kennon R. Patterson, Sr., Jimmy Childers, and Dewey Hamaker.

         3) The defendants Edward Ferguson, Denny G. Kelly, Hodge Patterson, Kennon R. Patterson, Jr., Merritt Robbins, Loy McGruder, Robert O. Summerford, and Bishop K. Walker, Jr., no longer serve as Directors of either Community Bank or of Community Bancshares, Inc., but are included as "Director Defendants" in the text herein.

         4) Larry Bishop is not a Director Defendant but is a person included in this settlement agreement. As a part of this agreement, Bishop agrees that he will not seek or accept employment in the future by any federally insured financial institution and will execute a written statement to that effect for delivery to the regulatory agencies affected. Larry Bishop also will release the named derivative plaintiffs, Community Bank, Community Bancshares, Inc., and the Director Defendants from any and all claims of whatsoever nature; Community Bank and Community Bancshares, Inc., (for themselves and on behalf of their past and present officers, directors, and agents) will release Larry Bishop from any and all claims of whatsoever nature.

         5) On behalf of the Director Defendants, the sum of One Million Six Hundred Seventy-five Thousand Dollars ($1,675,000.00) will be paid by their insurance carrier, subject to the approval of the Court, as follows:

a) $1,035,000.00 (but not more than that) to Maynard, Cooper & Gale as and for their fees and expenses as attorneys for the derivative plaintiffs in both pending lawsuits;

b) $625,000 to Community Bank and/or Community Bancshares, Inc. (as they may between themselves allocate) as damages recovered by them for both actions; and,

c) $5,000.00 each (for a total payment of $15,000.00) to the derivative plaintiffs, viz., Dr. Packard, Dr. Mann, and Dr. and Mrs. Benson (jointly), in recognition of their service as named plaintiffs on behalf of the corporations, and as compensation for any individual claims asserted in these two actions only. The derivative plaintiffs will release no personal claims against Community Bank and Community Bancshares, Inc., other than those set out in the two captioned cases.

         6) If the Court sets the amount of the fee and expenses to be paid to Maynard, Cooper & Gale as counsel for the derivative plaintiffs at a sum less than the $1,035,000 paid for that purpose, the derivative plaintiffs and their counsel have the right to appeal such lesser award. The right to appeal the award of a fee and expenses less than the agreed amount shall not affect in any other respect the validity and finality of any judgment of the Circuit Court of Blount County, Alabama, approving the settlement.

         7) The Director Defendants (by and through their insurance company) shall pay the agreed amount to those entitled to receive it the next business day following the expiration of the time for taking an appeal from an order of the Circuit Court of Blount County, Alabama approving this settlement. Payment of the agreed amount shall fully and completely release the Director Defendants and Larry Bishop from any and all further liability herein.

         8) If any shareholder or other affected party to these lawsuits files an appeal, before the expiration of the time for taking an appeal, from an order of the Circuit Court of Blount County,


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Alabama, approving this settlement, then the payments called for by this settlement shall be paid to those entitled to receive them not later than five
(5) business days following the entry of a final order in the appeals courts affirming the order of the Circuit Court of Blount County, Alabama, approving this settlement.

         9) If an appeal is taken with respect to the amount of the payment to Maynard, Cooper & Gale for its fee and expenses and, after the final action of any appellate court, there remains any difference between the amount awarded and or fixed after any such appeal, then and in that case any such remaining balance of the payment contemplated in Section 5, above, shall be paid to Community Bank as its additional damages herein.

         10) In exchange for the above, all Bank-related defendants (i. e, Community Bancshares, Inc., Community Bank, all Director Defendants, and Larry Bishop) save and except Kennon R. Patterson, Sr., will be dismissed with prejudice from these two actions.

         11) Community Bank shall be realigned as party plaintiff in the two actions to pursue, to the extent that it deems appropriate and in the best interests of the Bank and Community Bancshares, Inc., any remaining defendants, the derivative plaintiffs shall be dismissed as parties to the two actions, and the lawsuits shall proceed thenceforth as regular civil actions and not as derivative lawsuits.

         12) All parties to this agreement will give their best efforts to accomplish the settlement so soon as practicable.

         13) This Settlement Agreement is conditioned upon and entered into in anticipation of the settlement and dismissal of the action styled Community Bank and Community Bancshares, Inc., vs. Travelers Casualty & Surety Company of America now pending as CV 04-BE-2885-S in the United States District Court for the Northern District of Alabama, Southern Division, the consequential dismissal of all third-party and other ancillary claims against the Director Defendants and Larry Bishop therein pending, and Travelers' Motion for Leave to Intervene in these actions. The parties are informed that an agreement to accomplish that result has been reached as of 21st December, 2004, between Community Bank and Community Bancshares, Inc., on the one hand, and Travelers Casualty & Surety Company of America on the other. Should that settlement fail to be accomplished, then this Pro Tanto Settlement Agreement will become ineffective.

         Witness our hands this the 22nd day of December, 2004.

/s/ Henry E. Simpson                 /s/ P. Scott Arnston                /s/ Carl S. Burkhalter
--------------------                 --------------------                ----------------------
Henry E. Simpson                     P. Scott Arnston                    Carl S. Burkhalter
Attorney for the Director            Attorney for Larry Bishop           Attorney for the Derivative
Defendants                                                               Plaintiffs

/s/ James D. Pruett
James D. Pruett
Larry B. Childs
Randall B. Quarles
Attorneys for Community Bank and
Community Bancshares, Inc.,